UBS Natural Gas,
Electric Power and Coal
Conference
March 5, 2009

 This presentation contains management’s guidance for PG&E Corporation’s 2009, 2010 and 2011 earnings per share from operations, projections of Pacific
 Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth, and projections of PG&E Corporation’s and the Utility’s financing needs. These statements and projections, as well as the underlying assumptions, are forward-looking statements that are based on current expectations which management believes are reasonable. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
• the Utility’s ability to manage capital expenditures and its operating and maintenance expenses within authorized levels;
• the outcome of pending and future regulatory proceedings and whether the Utility is able to timely recover its costs through rates;
• the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets, including the ability of the Utility and its counterparties to post or return collateral;
• the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
• the potential impacts of climate change on the Utility’s electricity and natural gas businesses;
• changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology, including the development of alternative energy sources, or other reasons;
• operating performance of Diablo Canyon, the availability of nuclear fuel, the occurrence of unplanned outages at Diablo Canyon or the temporary or permanent cessation of operations at Diablo Canyon;
• whether the Utility can maintain the cost savings it has recognized from operating efficiencies it has achieved and identify and successfully implement additional sustainable cost-saving measures;
• whether the Utility incurs substantial expense to improve the safety and reliability of its electric and natural gas systems;
• whether the Utility achieves the California Public Utilities Commission’s (CPUC) energy efficiency targets and recognizes any incentives the Utility may earn in a timely manner;
• the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
• the impact of changing wholesale electric or gas market rules, including new rules of the California Independent System Operator (CAISO) to restructure the California wholesale electricity market;
• how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
• the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from insurance, or from other third parties;
• the ability of PG&E Corporation, the Utility, and counterparties, to access capital markets and other sources of credit in a timely manner on acceptable terms, especially given the recent deteriorating conditions in the economy and financial markets;
• the impact of environmental laws and regulations and the costs of compliance and remediation;
• the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
• the impact of changes in federal or state tax laws, policies, or regulations; and
• other factors and risks discussed in PG&E Corporation’s and the Utility’s 2008 Annual Report on Form 10-K and other reports filed with the Securities and Exchange
 Commission.
Cautionary Language Regarding Forward-Looking
Statements

PCG Investment Case
• PCG is focused on better service to our customers,
 which is the foundation of our growth:
 • Substantial CapEx Program
 • Manageable financing requirements
 • Decoupled revenues
 • Pass-through of procurement costs
 • 11.45% weighted ROE on 52% equity
 • Low carbon footprint

PG&E

OUR VISION

The leading utility in the United States

OUR GOALS

Delighted Customers
Energized Employees
Rewarded Shareholders
Environmental Leadership

OUR STRATEGIES

Customer Focus
Operational Excellence

OUR VALUES

- We act with integrity and communicate honestly and openly
- We are passionate about meeting our customers' needs and delivering for our shareholders
- We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities
- We work together as a team and are committed to excellence and innovation
- We respect each other and celebrate our diversity

4

Vision and Values

2009 Business Priorities
• Improve reliability
• Improve safety and human performance
• Deliver on budget, on plan, and on purpose
• Drive customer satisfaction
• Champion effective regulatory and legislative policies

PG&E Financial Strategy
• Achieve solid, sustained EPS growth

• Actively manage cash flow

• Maintain opportunistic financing approach

Capital Expenditure Outlook
Low Case $3.6B
Low Case $3.6B
High Case $3.7B
High Case $3.7B
Low Case $3.4B
Low Case $3.4B
High Case $3.8B
High Case $3.8B
Low Case $3.3B
Low Case $3.3B
High Case $4.8B
High Case $4.8B
2.0
2.5
 3.0
3.5
4.0
4.5
5.0
2008
2009
2010
2011
$ B
Low
Low
 High
 High
Prior Forecast
Prior Forecast
CapEx Outlook
Prior vs. Current Forecast
CapEx Outlook
Prior vs. Current Forecast
$3.3B
$3.3B
$3.0B
$3.0B
$3.0B
$3.0B
$3.7B
$3.7B
Actual

Capital Expenditure Outlook
	2009	2010	2011
Low Case
Total CapEx of $3.6B
• Includes:
 • CPUC Basic CapEx of $3.0B
 • Elec. Trans. CapEx of $600MM
• Does not include:
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
 • BC Transmission / Pacific
  Connector Gas Pipeline

Total CapEx of $3.4B
• Includes:
 • CPUC Basic CapEx of $2.6B
 • Elec. Trans. CapEx of $800MM
• Does not include:
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
 • BC Transmission / Pacific
  Connector Gas Pipeline
 •

Total CapEx of $3.3B
• Includes:
 • CPUC Basic CapEx of $2.45B
 • Elec. Trans. CapEx of $850MM
• Does not include:
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
 • BC Transmission / Pacific
  Connector Gas Pipeline
 •

High Case
Total CapEx of $3.7B
• Includes:
 • CPUC Basic CapEx of $3.0B
 • Elec. Trans. CapEx of $600MM
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
 •Does not include:
 • BC Transmission / Pacific
  Connector Gas Pipeline

Total CapEx of $3.8B
• Includes:
 • CPUC Basic CapEx of $2.6B
 • Elec. Trans. CapEx of $800MM
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
• Does not include:
 • BC Transmission / Pacific
  Connector Gas Pipeline

Total CapEx of $4.8B
• Includes:
 • CPUC Basic CapEx of $3.1B
 • Elec. Trans. CapEx of $1.0B
 • SmartMeter Program Upgrade
 • Cornerstone Program
 • Renewable Generation
• Does not include:
 • BC Transmission / Pacific
  Connector Gas Pipeline

Spending Included in Low Case and High Case
Spending Included in Low Case and High Case

2009		2010		2011	
					Low	High
Common Plant	250*		150*		$300	$400
Gas Transmission	250*		200*		$150	$250
Electric Transmission	600*		800		$850	$1,050
Conventional Generation	800*		550*		$350	$400
SmartMeter Program	450*		350*		150*	
Distribution	1250*		1350*		$1,500	$1,900
	Low	**High**	**Low**	**High**	**Low**	**High**
SmartMeter Program Upgrade	$0	$130	$0	$70	$0	$50
Cornerstone Program	$0	$5	$0	$150	$0	$300
Renewable Generation	$0	$5	$0	$180	$0	$300
Total	$3,600	$3,740	$3,400	$3,800	$3,300	$4,800

* Already included in rates

CapEx Low and High Cases
- 2011 GRC Category Capital Expenditures
- 2011 GRC Category Capital Expenditures
Capital Expenditure Forecast ($MM)
Capital Expenditure Forecast ($MM)

 Generation
 • Prior RFO Shortfalls
 • RFO for 2006-2016 issued April 2008 for 800-1200 MW
 • Additional renewable generation investment opportunities

 Electric Transmission & Gas Pipelines
 • Additional transmission to reach renewable generation
 • B.C. Transmission Line
 • Pacific Connector Gas Pipeline
Additional Capital Opportunities

* Projected 2008-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy
 Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in
 2012.
Weighted Average Annual Rate Base*
16.0
18.0
20.0
22.0
24.0
26.0
28.0
2008
2009
2010
2011
$ B
Rate Base Growth
Low
Low
Low Case $20.1B
Low Case $20.1B
High Case $20.3B
High Case $20.3B
Low Case $22.1B
Low Case $22.1B
High Case $22.4B
High Case $22.4B
Low Case $24.3B
Low Case $24.3B
High Case $25.4B
High Case $25.4B
$20.4B
$20.4B
Prior Forecast
Prior Forecast
$23.9B
$23.9B
$18.3B
$18.3B
Actual

PRE- TAX DOLLARS ($MM)
100
90
80
70
60
50
40
30
20
10
0
2008 Actual
2009
2010
2011

Energy Efficiency Incentive Opportunities
$41.5MM
$41.5MM

PRE- TAX DOLLARS ($MM)
80
70
60
50
40
30
20
10
0
2008 Actual
2009
2010

Operational Changes and Efficiencies
Low
Low
High
High
Low
Low
High
High
Low Case $50MM
Low Case $50MM
High Case $60MM
High Case $60MM
Low Case $50MM
Low Case $50MM
High Case $60MM
High Case $60MM
$58MM
$58MM

Impact to Cash Flow from Tax
Low
Low
High
High
Low
Low
High
High
Low Case $200M
High Case $640M
Low Case ($90M)
High Case ($90M)

2011
2007
Actual
EPS Guidance
$3.85
2008
Actual
2009
2010
$2.78
$2.95
$3.65
Low
 High
Low
 High
Low
 High
$3.50
$3.35
$3.25
$3.15
Earnings per Share from Operations

2008 Actual		2009 Low		2009 High	2010 Low		2010 High	2011 Low		2011 High	2009 - 2011 Low		2009 - 2011 High
Cash from operations*	2,431		2,889	to	3,439	2,639	to	2,739	2,914	to	3,189	**8,442**	**to**	**9,367**
Capital Expenditures	(3,628)		(3,600)	to	(3,750)	(3,400)	to	(3,775)	(3,325)	to	(4,825)	**(10,325)**	**to**	**(12,350)**
Long-term Debt Maturities	(454)		(600)	to	(600)	0	to	0	(500)	to	(500)	**(1,100)**	**to**	**(1,100)**
Utility Debt Financing	1,941		1,450	to	1,325	1,125	to	1,250	1,150	to	1,800	**3,725**	**to**	**4,375**
Preferred Stock Dividends	(14)		(14)	to	(14)	(14)	to	(14)	(14)	to	(14)	**(42)**	**to**	**(42)**
Equity free cash flow	276		125	to	400	350	to	200	225	to	(350)	**700**	**to**	**250**
Less: Corporate common stock dividends paid	(546)		(575)	to	(600)	(650)	to	(700)	(750)	to	(800)	**(1,975)**	**to**	**(2,100)**
Net Utility Equity Requirements	(270)		(450)	to	(200)	(300)	to	(500)	(525)	to	(1,150)	**(1,275)**	**to**	**(1,850)**

401K /DRIP	$100 - $200 per year	**300**	**to**	**600**
Holding Company Debt	$300 - $500 total	**300**	**to**	**500**
New Equity		**675**	**to**	**750**
	Total	**1,275**	**to**	**1,850**

Cash Flow and Equity Needs
Financing Needs 2009 - 2011 ($MM)
Financing Needs 2009 - 2011 ($MM)
Projected Sources of Equity
Projected Sources of Equity
2009 - 2011
2009 - 2011
* Excludes cash from Energy Recovery Bond revenues

¢/kWh
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Bundled System Average Electric Rate
0.0
4.0
8.0
12.0
16.0
20.0
14.4¢
Bundled
CPI

Electric Rate Forecast

Residential Average Monthly Bills by Region[1]

$175
$150
$125
$100
$75
$50
$25
$0
$76.07
$80.64
$82.86
$83.12
$86.41
$96.45
$97.99
$107.80
$108.86
$114.30
$134.45
$153.85
IA, KS, MN, MO, ND, SD
IL, IN, MI, OH, WI
PG&E
AZ, CO, ID, MT, NV, NM, UT, WY
CA, OR, WA
NJ, NY, PA
USA
AL, KY, MS, TN
CT, ME, MA, NH, RI, VT
DE, DC, FL, GA, MD, NC, SC, VA, WV
AR, LA, OK, TX
AK, HI

Residential Electric Bills
(1) Edison Electric Institute, Statistical Yearbook, Year 2007 (latest data available).

$0.45
$0.40
$0.35
$0.30
$0.25
$0.30
$0.33
$0.36
$0.39
$0.42
04/05 - 10/05
01/06 - 01/07
04/07 - 01/08
04/08 - 1/09
04/09

• Sustainable, comparable dividend

• Payout ratio range of 50% - 70%

• Dividend growth in line with EPS growth.
Dividend Policy
Historical Quarterly Dividends per Share

Financial Assumptions 2009-2011
GUIDANCE REFLECTS:

• Capital expenditures consistent with low and high case ranges
• CPUC authorized ROE of at least 11.35% and Utility earns at least
 12% on FERC projected rate base

• Ratemaking capital structure maintained at 52% equity

• CEE incentives, operational changes and efficiencies and tax cash flow consistent with low and high case ranges
• Current conditions for debt and equity markets
• Resolution of FERC generator claims in 2009-2011 results in financing needs

PG&E Ownership of Renewables
Proposed Solar PV Program
 • Up to 250 MW of Utility-owned PV generation
 • Up to 250 MW of standard-offer PV PPAs

Diablo Canyon Steam Generator Replacement
• $700 Million approved capital investment
• Unit 2 replacement completed in 69 days in 2008
• Unit 1 replacement began January 25, 2009

- Construction began in October 2008
- Generating capacity is 657 MW
- Cost cap is $673 MM
- Targeting 2010 online date

Colusa
Colusa Generating Station

- Construction began February 2009
- Generating capacity is 163 MW
- Cost cap is $239 MM
- Targeting 2010 online date

Humboldt
Humboldt Bay Project

Category	2009	2010	2011
System Expansion/Congestion Relief	$230M	$400M	$590M
Maintenance and Replacement	$280M	$290M	$310M
Automation Technology Expansion	$70M	$90M	$110M
New Generation Interconnection	$20M	$20M	$40M
Total	$600M	$800M	$1050M
Transmission Investments
*All numbers are approximate

• $1.2 - $1.5 Billion annual investment
 • Infrastructure main spend categories:
 • Substations
 • Poles and Maintenance
 • New Customer Connects
 • Capacity and Reliability
Distribution Investments

SmartMeterTM
Cumulative Meters Installed
Cumulative Meters Installed
1.7 million
1.7 million
1,656
1,656
2006
273,000
273,000
2007
2008
2009 PLAN
4.5 million
4.5 million
• Installation of meters continues
• Awaiting CPUC approval for Upgrade

PCG Investment Case
• PCG is focused on better service to our customers,
 which is the foundation of our growth:
 • Substantial CapEx Program
 • Manageable financing requirements
 • Decoupled revenues
 • Pass-through of procurement costs
 • 11.45% weighted ROE on 52% equity
 • Low carbon footprint

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

** Items impacting comparability reconcile earnings from operations with consolidated net income as reported in accordance with GAAP. For the three and twelve months ended December 31, 2008, PG&E Corporation recognized $257 million of net income resulting from a settlement of tax audits for tax years 2001 through 2004. Of this amount, $154 million was related to PG&E Corporation’s former subsidiary, National Energy & Gas Transmission, Inc., and was recorded as income from discontinued operations
EPS on an Earnings from Operations Basis*	$2.95
Items Impacting Comparability**	0.68
EPS on a GAAP Basis	$3.63
2008

2008 EPS - Reg G Reconciliation

2009	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.15	$3.25
Estimated Items Impacting Comparability		
Tax Refunds [2]	$0.13	$0.16
Recovery of hydro divestiture costs [3]	$0.07	$0.07
Accelerated work on gas system [4]	($0.15)	($0.12)
Estimated EPS on a GAAP Basis	$3.20	$3.36

	Guidance Range	
2010	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.35	$3.50
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.35	$3.50

	Guidance Range	
2011	Low	High
EPS Guidance on an Earnings from Operations Basis [1]	$3.65	$3.85
Estimated Items Impacting Comparability	$0.00	$0.00
Estimated EPS on a GAAP Basis	$3.65	$3.85

(1) Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
(2) Tentative agreement to resolve federal tax refund claims related to tax years 1998 and 1999.
(3) Anticipated recovery of costs incurred in connection with efforts to determine the market value of hydroelectric generation facilities.
(4) Forecasted cost to accelerate the performance of system-wide gas integrity surveys and remedial work.

Guidance Range
Reg G reconciliation also provided on the PG&E Corporation website: www.pge-corp.com

EPS Guidance - Reg G Reconciliation